October  15, 1998
                              PIONEER BALANCED FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1998

The following information supplements the corresponding section of the Prospectus.

IV.      MANAGEMENT OF THE FUND

  Ms. Theresa A. Hamacher, chief investment officer of PMC since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.

  Day-to-day management of the Fund is the responsibility of co-managers Tin Chan and Eric Weigel, vice presidents of PMC. Mr. Chan is responsible for the equity investments of the Fund. He joined PMC in August 1998 and has been an investment professional since 1993. Prior to joining PMC, Mr. Chan was an Equity Portfolio Manager with Allmerica Financial from 1995 to 1998 and was an Equity Research Analyst with Key Corp. from 1993 to 1995. Mr. Weigel is responsible for the asset allocation decisions for the Fund. He joined PMC in August 1998 and has been an investment professional since 1989. Prior to joining PMC, Mr. Weigal was Head of Global Asset Allocation and Portfolio Manager at Chancellor LGT Asset Management from 1994 to 1997 and managed domestic and international portfolios for INVESCO Management and Research from 1993 to 1994.

  Day-to-day management of the fixed income portion of the Fund is the responsibility of a team of managers and analysts which focuses on fixed income investments, led by Kenneth J. Taubes, a vice president of PMC. Mr. Taubes joined PMC in September 1998 and has been an investment professional since 1989. Prior to joining PMC, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam institutional accounts and mutual funds.

  Mr. Chan and Mr. Weigel are assisted by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

VII. HOW TO BUY FUND SHARES

CLASS B SHARES
These sentences replace the second sentence of the second paragraph:

For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

These sentences replace the first sentence of the fifth paragraph:
Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below.

CLASS C SHARES
This sentence replaces the first sentence of the second paragraph:

For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.


                                                                       1098-5633
                                             (C) Pioneer Funds Distributor, Inc.